Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

TABLE OF CONTENTS

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

TOTAL COMPANY AVERAGE BALANCE SHEETS AND INTEREST RATES	S-4

INCOME STATEMENT DATA	S-5

SELECTED DATA AND RATIOS	S-6

LOAN COMPOSITION	S-7

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-7

CREDIT QUALITY DATA AND RATIOS	S-8

SEGMENT DATA	S-9

FOOTNOTES	S-12

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change	$ Change
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	From Dec. 31,2022	From Sep. 30, 2022
Assets:
Cash and cash equivalents	$219,653	$241,967	$249,289	$313,689	$754,393	$(94,036)	$(534,740)
Investment securities, net of allowance for credit losses	703,007	706,238	725,163	707,862	662,750	(4,855)	40,257
Loans held for sale	24,683	25,582	18,466	19,177	24,387	5,506	296
Loans	5,081,099	5,053,142	4,774,234	4,515,802	4,289,450	565,297	791,649
Allowance for credit losses	(74,576)	(72,202)	(96,121)	(70,413)	(64,919)	(4,163)	(9,657)
Loans, net	5,006,523	4,980,940	4,678,113	4,445,389	4,224,531	561,134	781,992
Federal Home Loan Bank stock, at cost	31,420	29,395	25,939	9,146	8,568	22,274	22,852
Premises and equipment, net	33,926	33,840	33,672	31,978	32,813	1,948	1,113
Right-of-use assets	35,907	34,939	36,245	37,017	41,303	(1,110)	(5,396)
Goodwill	40,516	40,516	41,618	16,300	16,300	24,216	24,216
Other real estate owned ("OREO")	1,423	1,478	1,529	1,581	1,634	(158)	(211)
Bank owned life insurance ("BOLI")	103,211	102,521	102,322	101,687	101,013	1,524	2,198
Low-income housing tax credit investments	76,047	77,426	73,901	75,324	63,319	723	12,728
Other assets and accrued interest receivable	110,159	94,937	87,834	76,393	68,652	33,766	41,507
Total assets	$6,386,475	$6,369,779	$6,074,091	$5,835,543	$5,999,663	$550,932	$386,812

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,702,979	$1,854,907	$2,013,957	$1,908,768	$2,013,337	$(205,789)	$(310,358)
Interest-bearing	3,090,603	2,874,374	2,785,711	2,629,077	2,786,385	461,526	304,218
Total deposits	4,793,582	4,729,281	4,799,668	4,537,845	4,799,722	255,737	(6,140)

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	80,797	92,093	134,412	216,956	209,376	(136,159)	(128,579)
Operating lease liabilities	36,726	35,721	37,031	37,809	42,109	(1,083)	(5,383)
Federal Home Loan Bank advances	465,000	520,000	108,000	95,000	20,000	370,000	445,000
Low-income housing tax credit obligations	58,858	55,998	42,437	43,609	32,224	15,249	26,634
Other liabilities and accrued interest payable	58,112	49,715	70,341	47,711	53,169	10,401	4,943
Total liabilities	5,493,075	5,482,808	5,191,889	4,978,930	5,156,600	514,145	336,475

Stockholders' equity	893,400	886,971	882,202	856,613	843,063	36,787	50,337
Total liabilities and stockholders' equity	$6,386,475	$6,369,779	$6,074,091	$5,835,543	$5,999,663	$550,932	$386,812

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					$ Change (8)	Nine Months Ended		$ Change (8)
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Q3 to Q3	Sep. 30, 2023	Sep. 30, 2022	9M to 9M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$177,003	$114,368	$241,211	$553,695	$727,626	$(550,623)	$177,292	$800,643	$(623,351)
Investment securities, including FHLB stock	771,453	774,829	773,172	693,825	694,781	76,672	773,145	664,455	108,690
Loans, including loans held for sale	5,006,081	4,904,167	4,665,543	4,353,256	4,306,169	699,912	4,859,845	4,333,439	526,406
Total interest-earning assets	5,954,537	5,793,364	5,679,926	5,600,776	5,728,576	225,961	5,810,282	5,798,537	11,745

Allowance for credit losses	(73,438)	(96,720)	(83,195)	(65,290)	(65,262)	(8,176)	(84,415)	(68,847)	(15,568)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	96,303	113,865	295,905	115,416	108,069	(11,766)	167,960	210,637	(42,677)
Premises and equipment, net	34,013	33,967	32,232	32,518	33,307	706	33,411	34,355	(944)
Bank owned life insurance	102,825	102,599	102,004	101,361	100,740	2,085	102,479	100,146	2,333
Other assets	220,387	210,350	186,169	153,721	171,392	48,995	205,758	171,819	33,939

Total assets	$6,334,627	$6,157,425	$6,213,041	$5,938,502	$6,076,822	$257,805	$6,235,475	$6,246,647	$(11,172)

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,976,852	$2,828,733	$2,663,099	$2,704,764	$2,777,124	$199,728	$2,824,043	$2,794,669	$29,374
SSUARs and other short-term borrowings	90,063	117,852	202,910	247,123	220,149	(130,086)	136,528	271,276	(134,748)
Federal Home Loan Bank advances	441,543	256,000	245,344	21,630	20,000	421,543	315,015	21,099	293,916
Total interest-bearing liabilities	3,508,458	3,202,585	3,111,353	2,973,517	3,017,273	491,185	3,275,586	3,087,044	188,542

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,794,874	1,927,486	2,089,162	1,994,233	2,096,206	(301,332)	1,936,096	2,200,953	(264,857)
Other liabilities	133,029	132,687	133,321	114,196	108,964	24,065	133,011	107,214	25,797
Stockholders' equity	898,266	894,667	879,205	856,556	854,379	43,887	890,782	851,436	39,346

Total liabilities and stockholders’ equity	$6,334,627	$6,157,425	$6,213,041	$5,938,502	$6,076,822	$257,805	$6,235,475	$6,246,647	$(11,172)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
	Average		Average	Average		Average	$ Change (8)
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Q3 to Q3

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$177,003	$2,395	5.41%	$727,626	$4,175	2.30%	$(550,623)
Investment securities, including FHLB stock (1)	771,453	5,298	2.75	694,781	3,273	1.88	76,672
TRS Refund Advance loans (2)	(357)	31	(34.73)	(465)	80	(68.82)	108
RCS LOC products (2)	37,319	9,762	104.63	30,919	7,196	93.09	6,400
Other RPG loans (3) (6)	99,393	2,048	8.24	77,894	1,022	5.25	21,499
Outstanding Warehouse lines of credit (4) (6)	423,141	8,154	7.71	473,923	5,491	4.63	(50,782)
All other Core Bank loans (5) (6)	4,446,585	58,180	5.23	3,723,898	39,379	4.23	722,687

Total interest-earning assets	5,954,537	85,868	5.77	5,728,576	60,616	4.23	225,961

Allowance for credit losses	(73,438)			(65,262)			(8,176)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	96,303			108,069			(11,766)
Premises and equipment, net	34,013			33,307			706
Bank owned life insurance	102,825			100,740			2,085
Other assets (1)	220,387			170,693			49,694
Total assets	$6,334,627			$6,076,123			$258,504

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,455,193	$3,552	0.98%	$1,703,020	$497	0.12%	$(247,827)
Money market accounts	905,089	6,391	2.82	787,523	601	0.31	117,566
Time deposits	328,071	2,706	3.30	238,149	703	1.18	89,922
Reciprocal money market and time deposits	281,277	2,748	3.91	48,432	31	0.26	232,845
Brokered deposits	7,222	100	5.54	—	—	—	7,222

Total interest-bearing deposits	2,976,852	15,497	2.08	2,777,124	1,832	0.26	199,728

SSUARs and other short-term borrowings	90,063	197	0.87	220,149	94	0.17	(130,086)
Federal Home Loan Bank advances and other long-term borrowings	441,543	5,349	4.85	20,000	95	1.90	421,543

Total interest-bearing liabilities	3,508,458	21,043	2.40	3,017,273	2,021	0.27	491,185

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,794,874			2,096,206			(301,332)
Other liabilities	133,029			108,966			24,063
Stockholders’ equity	898,266			853,679			44,587
Total liabilities and stockholders’ equity	$6,334,627			$6,076,124			$

Net interest income		$64,825			$58,595		—

Net interest spread			3.37%			3.96%	(0.59)%

Net interest margin			4.35%			4.09%	0.26%

(1)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(2)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(3)	Interest income includes loan fees of $0 and $0 for the three months ended September 30, 2023 and 2022.
(4)	Interest income includes loan fees of $254,000 and $402,000 for the three months ended September 30, 2023 and 2022.
(5)	Interest income includes loan fees of $1.7 million and $911,000 for the three months ended September 30, 2023 and 2022.
(6)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					$ Change (8)	Nine Months Ended		$ Change (8)
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Q3 to Q3	Sep. 30, 2023	Sep. 30, 2022	9M to 9M

Total interest income (1)	$85,868	$79,054	$100,356	$66,555	$60,617	$25,251	$265,278	$177,629	$87,649
Total interest expense	21,043	14,525	7,714	3,442	2,020	19,023	43,282	4,051	39,231
Net interest income	64,825	64,529	92,642	63,113	58,597	6,228	221,996	173,578	48,418

Provision (2)	3,730	6,139	26,766	7,844	1,573	2,157	36,635	14,504	22,131

Noninterest income:
Service charges on deposit accounts	3,559	3,527	3,299	3,428	3,409	150	10,385	9,998	387
Net refund transfer fees	242	4,479	10,807	486	593	(351)	15,528	16,594	(1,066)
Mortgage banking income (3)	852	907	800	622	1,154	(302)	2,559	5,574	(3,015)
Interchange fee income	3,282	3,419	3,051	3,272	3,322	(40)	9,752	9,853	(101)
Program fees (3)	4,041	3,739	3,241	3,501	4,932	(891)	11,021	12,671	(1,650)
Increase in cash surrender value of BOLI	690	689	635	674	617	73	2,014	1,852	162
Net losses on OREO	(53)	(52)	(53)	(53)	(53)	—	(158)	(158)	—
Contract termination fee	—	—	—	—	—	—	—	5,000	(5,000)
Legal settlement	—	—	—	—	—	—	—	13,000	(13,000)
Other	1,406	2,943	901	1,194	1,134	272	5,250	2,302	2,948
Total noninterest income	14,019	19,651	22,681	13,124	15,108	(1,089)	56,351	76,686	(20,335)

Noninterest expense:
Salaries and employee benefits	28,747	30,764	29,961	25,763	27,269	1,478	89,472	85,477	3,995
Technology, equipment, and communication	7,311	6,920	7,228	7,276	7,235	76	21,459	21,678	(219)
Occupancy	3,503	3,591	3,406	3,139	3,211	292	10,500	9,875	625
Marketing and development	2,055	2,513	1,574	1,856	1,951	104	6,142	5,019	1,123
FDIC insurance expense	677	724	637	427	423	254	2,038	1,241	797
Interchange related expense	1,580	1,350	1,499	1,171	1,221	359	4,429	3,602	827
Legal and professional fees	803	829	1,061	951	904	(101)	2,693	3,073	(380)
Merger expense	(132)	127	2,073	—	—	(132)	2,068	—	2,068
Other (2)	3,498	4,715	5,004	4,322	3,952	(454)	13,217	12,438	779
Total noninterest expense	48,042	51,533	52,443	44,905	46,166	1,876	152,018	142,403	9,615

Income before income tax expense	27,072	26,508	36,114	23,488	25,966	1,106	89,694	93,357	(3,663)
Income tax expense	5,501	5,456	8,022	4,975	6,070	(569)	18,979	20,764	(1,785)

Net income	$21,571	$21,052	$28,092	$18,513	$19,896	$1,675	$70,715	$72,593	$(1,878)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Nine Months Ended		Change (8)
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	From Dec. 31,2022 or Q3 to Q3	Sep. 30, 2023	Sep. 30, 2022	From Jun. 30, 2022 or 6M to 6M
Per Share Data:

Basic weighted average shares outstanding	19,706	19,884	19,935	19,929	19,919	(213)	19,855	20,066	(211)
Diluted weighted average shares outstanding	19,774	19,906	19,990	19,981	19,981	(207)	19,910	20,134	(224)

Period-end shares outstanding:
Class A Common Stock	17,300	17,449	17,598	17,587	17,587	(287)	17,449	17,587	(138)
Class B Common Stock	2,154	2,157	2,160	2,160	2,160	(6)	2,157	2,160	(3)

Book value per share (4)	$45.92	$45.24	$44.65	$43.38	$42.69	$3.23	$45.92	$42.69	$3.23
Tangible book value per share (4)	43.31	42.63	41.98	42.11	41.40	1.91	43.31	41.40	1.91

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.11	$1.07	$1.42	$0.94	$1.01	$0.10	$3.61	$3.66	$(0.05)
Basic EPS - Class B Common Stock	1.01	0.98	1.30	0.86	0.92	0.09	3.28	3.33	(0.05)
Diluted EPS - Class A Common Stock	1.10	1.07	1.42	0.94	1.01	0.09	3.60	3.65	(0.05)
Diluted EPS - Class B Common Stock	1.01	0.98	1.29	0.85	0.92	0.09	3.27	3.32	(0.05)

Cash dividends declared per Common share:
Class A Common Stock	$0.374	$0.374	$0.374	$0.341	$0.341	$0.033	$1.122	$1.023	$0.099
Class B Common Stock	0.340	0.340	0.340	0.310	0.310	0.030	1.020	0.930	0.090

Performance Ratios:

Return on average assets	1.36%	1.37%	1.81%	1.25%	1.28%	0.08%	1.51%	1.55%	(0.04)%
Return on average equity	9.61	9.41	12.78	8.65	9.15	0.46	10.58	11.37	(0.79)
Efficiency ratio (5)	61	62	45	59	63	(2)	55	61	(6)
Yield on average interest-earning assets (1)	5.77	5.46	7.07	4.75	4.19	1.58	6.09	4.08	2.01
Cost of average interest-bearing liabilities	2.40	1.81	0.99	0.46	0.27	2.13	1.76	0.18	1.58
Cost of average deposits (6)	1.30	0.94	0.41	0.26	0.15	1.15	0.88	0.10	0.78
Net interest spread (1)	3.37	3.65	6.08	4.29	3.92	(0.55)	4.33	3.90	0.43
Net interest margin - Total Company (1)	4.35	4.46	6.52	4.51	4.05	0.30	5.09	3.99	1.10
Net interest margin - Core Bank	3.43	3.65	3.98	3.82	3.54	(0.10)	3.68	3.16	0.52

Other Information:

End of period FTEs (7) - Total Company	1,033	1,043	1,031	998	1,009	24	1,033	1,009	24
End of period FTEs - Core Bank	976	985	972	932	916	60	976	916	60
Number of full-service banking centers	46	45	44	42	42	4	46	42	4

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change	Change
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	From Dec. 31,2022	From Sep. 30, 2022
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,128,745	$1,086,751	$972,214	$911,427	$863,899	$217,318	$264,846
Nonowner occupied	344,682	350,390	328,529	321,358	321,037	23,324	23,645
Commercial real estate	1,745,187	1,727,092	1,682,573	1,599,510	1,571,593	145,677	173,594
Construction & land development	189,756	179,479	167,829	153,875	147,418	35,881	42,338
Commercial & industrial	473,790	478,759	478,101	413,387	412,826	60,403	60,964
Lease financing receivables	85,242	79,804	73,270	10,505	11,333	74,737	73,909
Aircraft	226,947	208,512	184,344	179,785	166,313	47,162	60,634
Home equity	275,750	255,755	250,050	241,739	229,038	34,011	46,712
Consumer:
Credit cards	16,950	17,134	16,775	15,473	14,897	1,477	2,053
Overdrafts	640	706	775	726	723	(86)	(83)
Automobile loans	3,380	4,177	5,267	6,731	7,890	(3,351)	(4,510)
Other consumer	5,674	6,109	5,450	626	973	5,048	4,701
Total Traditional Banking	4,496,743	4,394,668	4,165,177	3,855,142	3,747,940	641,601	748,803
Warehouse lines of credit	457,033	539,560	457,365	403,560	442,238	53,473	14,795
Total Core Banking	4,953,776	4,934,228	4,622,542	4,258,702	4,190,178	695,074	763,598

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	—	31,665	97,505	—	(97,505)	—
Other TRS commercial & industrial loans	354	193	8,327	51,767	295	(51,413)	59
Republic Credit Solutions	126,969	118,721	111,700	107,828	98,977	19,141	27,992
Total Republic Processing Group	127,323	118,914	151,692	257,100	99,272	(129,777)	28,051

Total loans - Total Company	$5,081,099	$5,053,142	$4,774,234	$4,515,802	$4,289,450	$565,297	$791,649

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$56,931	$55,567	$55,216	$50,709	$49,231	$6,222	$7,700
Warehouse Lending	1,143	1,346	1,144	1,009	1,105	134	38
Total Core Banking	58,074	56,913	56,360	51,718	50,336	6,356	7,738

Tax Refund Solutions	1	—	25,981	3,888	—	(3,887)	1
Republic Credit Solutions	16,501	15,289	13,780	14,807	14,583	1,694	1,918
Total Republic Processing Group	16,502	15,289	39,761	18,695	14,583	(2,193)	1,919

Total Allowance - Total Company	$74,576	$72,202	$96,121	$70,413	$64,919	$4,163	$9,657

Allowance to Total Loans

Traditional Banking	1.27%	1.26%	1.33%	1.32%	1.31%	(0.05)%	(0.04)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—	—
Total Core Banking	1.17	1.15	1.22	1.21	1.20	(0.04)	(0.03)

Tax Refund Solutions	0.28	—	64.97	2.60	—	(2.32)	0.28
Republic Credit Solutions	13.00	12.88	12.34	13.73	14.73	(0.73)	(1.73)
Total Republic Processing Group	12.96	12.86	26.21	7.27	14.69	5.69	(1.73)

Total Company	1.47	1.43	2.01	1.56	1.51	(0.09)	(0.04)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Nine Months Ended		Change (8)
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	From Dec. 31, 2022 or Q4 to Q3	Sep. 30, 2023	Sep. 30, 2022	From Sep. 30, 2022 or 9M to 9M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$18,127	$16,957	$15,833	$15,562	$16,322	$2,565	$18,127	$16,322	$1,805
Loans past due 90-days-or-more and still on accrual	1,037	547	777	756	37	281	1,037	37	1,000
Total nonperforming loans	19,164	17,504	16,610	16,318	16,359	2,846	19,164	16,359	2,805
OREO	1,423	1,478	1,529	1,581	1,634	(158)	1,423	1,634	(211)
Total nonperforming assets	$20,587	$18,982	$18,139	$17,899	$17,993	$2,688	$20,587	$17,993	$2,594

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$18,127	$16,957	$15,833	$15,562	$16,322	$2,565	$18,127	$16,322	$1,805
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—	—	—
Total nonperforming loans	18,127	16,957	15,833	15,562	16,322	2,565	18,127	16,322	1,805
OREO	1,423	1,478	1,529	1,581	1,634	(158)	1,423	1,634	(211)
Total nonperforming assets	$19,550	$18,435	$17,362	$17,143	$17,956	$2,407	$19,550	$17,956	$1,594

Delinquent Loans:
Delinquent loans - Core Bank	$6,806	$5,875	$5,537	$6,060	$4,368	$746	$6,806	$4,368	$2,438
RPG	12,328	10,043	30,587	9,200	7,522	3,128	12,328	7,522	4,806
Total delinquent loans - Total Company	$19,134	$15,918	$36,124	$15,260	$11,890	$3,874	$19,134	$11,890	$7,244

NCOs (Recoveries) by Segment:
Traditional Bank	$203	$125	$77	$238	$(187)	$(35)	$405	$(74)	$479
Warehouse Lending loans	—	—	—	—	—	—	—	—	—
Core Bank loans	203	125	77	238	(187)	(35)	405	(74)	479
Tax Refund Solutions	(1,968)	25,762	(285)	(909)	(1,296)	(1,059)	23,509	7,072	16,437
Republic Credit Solutions	3,121	2,787	2,866	3,021	2,656	100	8,774	7,201	1,573
RPG	1,153	28,549	2,581	2,112	1,360	(959)	32,283	14,273	18,010
Total NCOs (recoveries) - Total Company	$1,356	$28,674	$2,658	$2,350	$1,173	$(994)	$32,688	$14,199	$18,489

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.38%	0.35%	0.35%	0.36%	0.38%	0.02%	0.38%	0.38%	-%
Nonperforming assets to total loans (including OREO)	0.41	0.38	0.38	0.40	0.42	0.01	0.41	0.42	(0.01)
Nonperforming assets to total assets	0.32	0.30	0.30	0.31	0.30	0.01	0.32	0.30	0.02
Allowance for credit losses to total loans	1.47	1.43	2.01	1.56	1.51	(0.09)	1.47	1.51	(0.04)
Allowance for credit losses to nonperforming loans	389	412	579	432	397	(43)	389	397	(8)
Delinquent loans to total loans (9)	0.38	0.32	0.76	0.34	0.28	0.04	0.38	0.28	0.10
NCOs (recoveries) to average loans (annualized)	0.11	2.34	0.23	0.22	0.11	(0.11)	0.90	0.44	0.46

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.37%	0.34%	0.34%	0.37%	0.39%	-%	0.37%	0.39%	(0.02)%
Nonperforming assets to total loans (including OREO)	0.39	0.37	0.38	0.40	0.43	(0.01)	0.39	0.43	(0.04)
Nonperforming assets to total assets	0.33	0.32	0.32	0.32	0.33	0.01	0.33	0.33	-
Allowance for credit losses to total loans	1.17	1.15	1.22	1.21	1.20	(0.04)	1.17	1.20	(0.03)
Allowance for credit losses to nonperforming loans	320	336	356	332	308	(12)	320	308	12
Delinquent loans to total loans	0.14	0.12	0.12	0.14	0.10	-	0.14	0.10	0.04
Annualized NCOs (recoveries) to average loans	0.02	0.01	0.01	0.02	(0.02)	—	0.01	(0.00)	0.01

TRS Refund Advances ("RAs")

RAs originated	$—	$—	$737,047	$97,505	$—	$(97,505)	$737,047	$311,207	$425,840
Net (credit) charge to the Provision for RAs	(1,939)	(161)	21,715	2,888	(1,296)	(4,827)	19,615	7,583	12,032
RAs NCOs (recoveries)	(1,939)	25,636	(285)	(909)	(1,296)	$(1,030)	23,412	7,583	15,829

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of September 30, 2023, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells, and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2022 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)

Segment information for the quarters and years ended September 30, 2023 and 2022 follows:

	Three Months Ended September 30, 2023
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$47,409	$2,467	$84	$49,960	$4,525	$10,340	$14,865	$64,825

Provision for expected credit loss expense	1,567	(203)	—	1,364	(1,967)	4,333	2,366	3,730

Net refund transfer fees	(1)	—	—	(1)	243	—	243	242
Mortgage banking income	—	—	852	852	—	—	—	852
Program fees	—	—	—	—	705	3,336	4,041	4,041
Other noninterest income	8,749	11	15	8,775	81	28	109	8,884
Total noninterest income	8,748	11	867	9,626	1,029	3,364	4,393	14,019

Total noninterest expense	39,381	640	1,793	41,814	3,116	3,112	6,228	48,042

Income (loss) before income tax expense	15,209	2,041	(842)	16,408	4,405	6,259	10,664	27,072
Income tax expense (benefit)	2,942	456	(185)	3,213	896	1,392	2,288	5,501

Net income (loss)	$12,267	$1,585	$(657)	$13,195	$3,509	$4,867	$8,376	$21,571

Period-end assets	$5,375,648	$458,542	$14,457	$5,848,647	$403,733	$134,095	$537,828	$6,386,475

Net interest margin	3.50%	2.33%	NM	3.43%	NM	NM	NM	4.35%

Net-revenue concentration*	72%	3%	1%	76%	7%	17%	24%	100%

	Three Months Ended September 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$46,562	$3,011	$112	$49,685	$1,709	$7,203	$8,912	$58,597

Provision for expected credit loss expense	(753)	(386)	—	(1,139)	(1,296)	4,008	2,712	1,573

Net refund transfer fees	—	—	—	—	593	—	593	593
Mortgage banking income	—	—	1,154	1,154	—	—	—	1,154
Program fees	—	—	—	—	724	4,208	4,932	4,932
Contract termination fee	—	—	—	—	—	—	—	—
Legal settlement	—	—	—	—	—	—	—	—
Other noninterest income	8,260	13	33	8,306	62	—	62	8,368
Total noninterest income	8,260	13	1,187	9,460	1,379	4,208	5,587	15,047

Total noninterest expense	37,777	851	2,005	40,633	3,248	2,224	5,472	46,105

Income before income tax expense	17,798	2,559	(706)	19,651	1,136	5,179	6,315	25,966
Income tax expense	4,278	572	(156)	4,694	202	1,153	1,355	6,049

Net income	$13,520	$1,987	$(550)	$14,957	$934	$4,026	$4,960	$19,917

Period-end assets	$5,036,343	$441,885	$16,418	$5,494,646	$395,873	$109,144	$505,017	$5,999,663

Net interest margin	3.63%	2.54%	NM	3.54%	NM	NM	NM	4.09%

Net-revenue concentration*	75%	4%	2%	81%	4%	15%	19%	100%

	Nine Months Ended September 30, 2023
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$146,198	$7,196	$206	$153,600	$40,300	$28,096	$68,396	$221,996

Provision for expected credit loss expense	6,411	134	—	6,545	19,622	10,468	30,090	36,635

Net refund transfer fees	(1)	—	—	(1)	15,529	—	15,529	15,528
Mortgage banking income	—	—	2,559	2,559	—	—	—	2,559
Program fees	—	—	—	—	2,140	8,881	11,021	11,021
Other noninterest income	26,733	33	59	26,825	325	93	418	27,243
Total noninterest income	26,732	33	2,618	29,383	17,994	8,974	26,968	56,351

Total noninterest expense	122,386	2,616	6,669	131,671	11,907	8,440	20,347	152,018

Income (loss) before income tax expense	44,133	4,479	(3,845)	44,767	26,765	18,162	44,927	89,694
Income tax expense (benefit)	8,965	1,001	(846)	9,120	5,828	4,031	9,859	18,979

Net income (loss)	$35,168	$3,478	$(2,999)	$35,647	$20,937	$14,131	$35,068	$70,715

Period-end assets	$5,375,648	$458,542	$14,457	$5,848,647	$403,733	$134,095	$537,828	$6,386,475

Net interest margin	3.76%	2.37%	NM	3.68%	NM	NM	NM	5.09%

Net-revenue concentration*	62%	3%	1%	66%	21%	13%	34%	100%

	Nine Months Ended September 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$121,868	$11,412	$469	$133,749	$18,751	$21,078	$39,829	$173,578

Provision for expected credit loss expense	(287)	(1,021)	—	(1,308)	6,976	8,836	15,812	14,504

Net refund transfer fees	—	—	—	—	16,594	—	16,594	16,594
Mortgage banking income	—	—	5,574	5,574	—	—	—	5,574
Program fees	—	—	—	—	2,187	10,484	12,671	12,671
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Legal settlement	—	—	—	—	13,000	—	13,000	13,000
Other noninterest income	23,225	38	113	23,376	399	—	399	23,775
Total noninterest income	23,225	38	5,687	28,950	37,180	10,484	47,664	76,614

Total noninterest expense	114,310	2,838	7,527	124,675	11,928	5,729	17,657	142,332

Income before income tax expense	31,070	9,633	(1,371)	39,332	37,027	16,997	54,024	93,356
Income tax expense	6,397	2,168	(302)	8,263	8,573	3,906	12,479	20,742

Net income	$24,673	$7,465	$(1,069)	$31,069	$28,454	$13,091	$41,545	$72,614

Period-end assets	$5,036,343	$441,885	$16,418	$5,494,646	$395,873	$109,144	$505,017	$5,999,663

Net interest margin	3.20%	2.79%	NM	3.16%	NM	NM	NM	3.99%

Net-revenue concentration*	58%	5%	2%	65%	22%	13%	35%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third quarter 2023 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					$ Change (8)	Nine Months Ended		$ Change (8)
(dollars in thousands)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Q3 to Q3	Sep. 30, 2023	Sep. 30, 2022	9M to 9M

Traditional Banking	$1,703	$1,311	$943	$943	$1,063	$640	$3,957	$5,062	$(1,105)
Warehouse Lending	254	294	248	272	402	(148)	796	1,476	(680)
Total Core Bank	1,957	1,605	1,191	1,215	1,465	492	4,753	6,538	(1,785)
TRS - Refund Advances	25	41	31,404	50	81	(56)	31,470	13,606	17,864
TRS - Other Loan Fees	6	24	933	825	(1)	7	963	663	300
RCS	9,763	8,416	7,962	7,501	7,196	2,567	26,141	18,119	8,022
Total RPG	9,794	8,481	40,299	8,376	7,276	2,518	58,574	32,388	26,186

Total loan fees - Total Company	$11,751	$10,086	$41,490	$9,591	$8,741	$3,010	$63,327	$38,926	$24,401

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					$ Change (8)	As of and for the Nine Months Ended		$ Change (8)
(dollars in thousands)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Q3 to Q3	Sep. 30, 2023	Sep. 30, 2022	9M to 9M

Mortgage Loans Held for Sale

Balance, beginning of period	$4,038	$1,034	$1,302	$2,912	$8,491	$(4,453)	$1,302	$29,393	$(28,091)
Originations	23,860	13,948	15,942	10,359	32,856	(8,996)	53,750	195,006	(141,256)
Proceeds from sales	(25,681)	(11,483)	(16,630)	(12,207)	(39,220)	13,539	(53,794)	(226,191)	172,397
Net gain on sale	494	539	420	238	785	(291)	1,453	4,704	(3,251)
Balance, end of period	$2,711	$4,038	$1,034	$1,302	$2,912	$(201)	$2,711	$2,912	$(201)

RCS Consumer Loans Held for Sale

Balance, beginning of period	$21,544	$17,432	$17,875	$21,475	$31,236	$(9,692)	$17,875	$22,684	$(4,809)
Originations	287,088	262,404	207,222	225,588	292,131	(5,043)	756,714	820,127	(63,413)
Proceeds from sales	(289,997)	(261,301)	(210,199)	(231,999)	(306,093)	16,096	(761,497)	(831,802)	70,305
Net gain on sale	3,337	3,009	2,534	2,811	4,201	(864)	8,880	10,466	(1,586)
Balance, end of period	$21,972	$21,544	$17,432	$17,875	$21,475	$497	$21,972	$21,475	$497

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022

Total stockholders' equity - GAAP (a)	$893,400	$886,971	$882,202	$856,613	$843,063
Less: Goodwill	40,516	40,516	41,618	16,300	16,300
Less: Mortgage servicing rights	7,710	7,995	8,406	8,769	9,177
Less: Core deposit intangible	2,576	2,713	2,813	—	—
Tangible stockholders' equity - Non-GAAP (c)	$842,598	$835,747	$829,365	$831,544	$817,586

Total assets - GAAP (b)	$6,386,475	$6,369,779	$6,074,091	$5,835,543	$5,999,663
Less: Goodwill	40,516	40,516	41,618	16,300	16,300
Less: Mortgage servicing rights	7,710	7,995	8,406	8,769	9,177
Less: Core deposit intangible	2,576	2,713	2,813	—	—
Tangible assets - Non-GAAP (d)	$6,335,673	$6,318,555	$6,021,254	$5,810,474	$5,974,186

Total stockholders' equity to total assets - GAAP (a/b)	13.99%	13.92%	14.52%	14.68%	14.05%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.30%	13.23%	13.77%	14.31%	13.69%

Number of shares outstanding (e)	19,454	19,606	19,758	19,747	19,747

Book value per share - GAAP (a/e)	$45.92	$45.24	$44.65	$43.38	$42.69
Tangible book value per share - Non-GAAP (c/e)	43.31	42.63	41.98	42.11	41.40

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the now-cancelled TRS Transaction, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Nine Months Ended September 30, 2023
(dollars in thousands)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022

Net interest income - GAAP	$64,825	$64,529	$92,642	$63,113	$58,597	$221,996	$173,578
Noninterest income - GAAP	14,019	19,651	22,681	13,124	15,108	56,351	76,686
Less: Contract termination fee related to TRS Transaction	—	—	—	—	—	—	5,000
Less: Legal settlement related to TRS Transaction	—	—	—	—	—	—	13,000
Less: BOLI benefit payment received	—	1,728	—	—	—	1,728	—
Less: Net gain (loss) on securities	2	3	1	1	2	6	(222)
Total adjusted income - Non-GAAP (a)	$78,842	$82,449	$115,322	$76,236	$73,703	$276,613	$232,486

Noninterest expense - GAAP	$48,042	$51,533	$52,443	$44,905	$46,166	$152,018	$142,403
Less: Expenses related to CBank acquisition	—	127	2,073
Less: Expenses related to TRS Transaction	—	—	—	—	88	—	914
Adjusted noninterest expense - Non-GAAP (b)	$48,042	$51,406	$50,370	$44,905	$46,078	$152,018	$141,489

Efficiency Ratio - Non-GAAP (b/a)	61%	62%	44%	59%	63%	55%	61%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M  (three months), 6M to 6M (nine months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of September 30, 2023, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2023 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628